UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024

a.k.a. Brands Holding Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40828	87-0970919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Montgomery Street, Suite 2270
San Francisco, California 94104
(Address of Principal Executive Offices, including Zip Code)
415-295-6085
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AKA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described under Item 5.07 below, an amendment to the a.k.a. Brands Holding Corp. 2021 Omnibus Incentive Plan, as amended, to increase the number of shares authorized for issuance thereunder by 1,100,000 shares (the “Amendment”) was approved by the shareholders of a.k.a. Brands Holding Corp. (the “Company”) and became effective on May 22, 2024. The material terms of the Amendment are summarized on pages 27 through 35 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2024, which description is incorporated herein by reference.
The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 22, 2024, the Company held its annual meeting of shareholders (the “Annual Meeting”). A total of 10,241,135 shares, or 97.69% of the total shares entitled to vote, were represented at the Annual Meeting. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:
1. The following nominees were elected to the Company’s board of directors for terms ending at the 2027 annual meeting of shareholders:

	For	Withheld	Broker Non-Votes
Myles McCormick	9,804,820	182,476	253,839
Jill Ramsey	8,673,462	1,313,834	253,839
2. The Amendment was approved:

For:	7,811,950
Against:	2,175,194
Abstain:	152
Broker Non-Votes:	253,839
3. The appointment of PricewaterhouseCoopers LLP, a Delaware limited partnership, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified:

For:	10,078,605
Against:	3,154
Abstain:	159,376

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to the a.k.a. Brands Holding Corp. 2021 Omnibus Incentive Plan
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a.k.a. Brands Holding Corp.

Date: May 28, 2024	By:	/s/ Ciaran Long
	Name:	Ciaran Long
	Title:	Interim Chief Executive Officer and Chief Financial Officer